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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 29, 2003
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                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 29, 2003, we executed a share purchase agreement to sell our 76.9% interest in iAccele Co. Ltd. ("iAccele"), for approximately $280,000 to GM2 Co. Ltd., a private Japanese corporation ("GM2"). In addition, iAccele had approximately $700,000 of liabilities that had previously been reflected in the consolidated balance sheet of our Company. In connection with the sale, we agreed to cancel approximately $300,000 of inter-company debt owed by iAccele to us. We received the funds from GM2 on January 16, 2004.

Inter Asset Japan Co. Ltd. ("IAJ"), our majority shareholder, holds a warrant to purchase a 25% equity interest in GM2 and has loaned GM2 approximately $500,000. However, IAJ does not control GM2.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURES

On December 29, 2003, we agreed to sell to PBAA Fund Ltd., a related party, 1,333,333 shares of our common stock at an average price of $0.30 per share, for a total of $400,000, representing no discount to the trailing five-day average closing price of our common stock ending December 29, 2003, the date PBAA Fund Ltd made its investment commitment. The funds were received January 16, 2004.

As previously disclosed, on September 26, 2003, Andzej Krakowski, a former employee of ForeignTV.com, Inc., filed a civil action seeking damages and injunctive relief for (i) statutory damages, costs and attorney fees resulting from our alleged willful copyright infringement, (ii) monetary damages in the amount of $436,477 for alleged breach of an employment agreement, (iii) issuance of 180,000 shares of common stock in IA Global, (iv) monetary damages for alleged fraud, (v) monetary damages of at least $1,200,000, and (vi) punitive damages, costs and attorney fees. On January 10, 2004, the United States District Court Southern District of New York dismissed without prejudice the complaint filed by Andzej Krakowski.

We are a successor corporation to ForeignTV.com, Inc. and Medium4.com, Inc. ("Medium"). As part of the September 25, 2002 Agreement and Assignment between Medium, IAJ and David Badner, a major stockholder and former consultant, Mr. Badner agreed to indemnify and hold us harmless against expenses, obligations and liabilities related to any breach of the representations and warranties and any creditor claims arising from this agreement which facilitated our financial restructuring.

We believe we have appropriate indemnification from Mr. Badner for Mr. Krakowski's claim, but there can be no guarantee that we will be successful in resolving this claim.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of business acquired- *

         (b) Pro Forma financial information- *

         (c) Exhibits:

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

           2.1 Subscription Agreement, dated December 29, 2003, between IA Global, Inc. and PBAA Fund Ltd.

           2.2 Share Purchase Agreement, dated December 29, 2003, among IA Global, Inc., GM2 Co. Ltd and iAccele Co. Ltd.

           99.1       Press release dated January 26, 2004.
           __________

           *Our inclusion within 15 days after this acquisition transaction of any required historical financial statements of iAccele Co. Ltd. and pro forma financial information relating to this transaction, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, is impracticable. We will file such historical financial statements and pro forma financial information no later than 75 days after this transaction.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 26, 2004               IA Global, Inc.
                                       (Registrant)

                                       By: /s/ Alan Margerison
                                           -------------------
                                           Alan Margerison
                                           President and
                                           Chief Executive Officer



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